Intangibles and other assets	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about intangible assets [abstract]
Intangibles and other assets [Text Block]

12. Intangibles and other assets

Intangibles and other assets of $58.6 million (December 31, 2024 - $44.3 million) includes $51.5 million of other assets (December 31, 2024 - $38.8 million) and $7.1 million of intangibles (December 31, 2024 - $5.5 million).

Other assets include $42.8 million of the carrying value of certain future community costs that relate to agreements with communities near the Peru operations which allow Hudbay to extract or explore minerals over the useful life of Peru operations. The liability remaining for these costs is recorded in agreements with communities recorded at amortized cost (note 17). Amortization of the carrying amount is recorded in the consolidated statements of income within other expenses (note 6e) or exploration expenses, depending on the nature of the agreement.

Other assets also include $8.7 million related to cash advances and equipment financing advances made on long lead equipment (December 31, 2024 - nil).

Intangibles mainly represent computer software costs. The following table summarizes changes in intangibles:

	Dec. 31, 2025	Dec. 31, 2024
Cost
Balance, beginning of year	$22.5	$21.2
Additions	2.1	2.5
Effects of movement in exchange rates	0.7	(1.2)
Balance, end of year	25.3	22.5

Accumulated amortization
Balance, beginning of year	17.0	17.2
Depreciation for the year	0.7	0.8
Effects of movement in exchange rates	0.5	(1.0)
Balance, end of year	18.2	17.0
Intangibles, net book value	$7.1	$5.5